THE PENN MUTUAL LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that David M. O’Malley, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint Victoria M. Robinson, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, any and all instruments or documents to be filed as part of or in connection with or in any way related to the Registration Statements and any and all Amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering of variable annuity contracts funded through the separate accounts listed below, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Separate Account Name	SEC Investment Company File No.

Penn Mutual Variable Annuity Account III	811-03457

Penn Mutual Variable Life Account I	811-05006

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ David M. O’Malley	Date: April 12, 2022
David M. O’Malley
Trustee

THE PENN MUTUAL LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Robert H. Rock, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint David O’Malley and Victoria M. Robinson, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, any and all instruments or documents to be filed as part of or in connection with or in any way related to the Registration Statements and any and all Amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering of variable annuity contracts funded through the separate accounts listed below, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Separate Account Name	SEC Investment Company File No.
Penn Mutual Variable Annuity Account III	811-03457
Penn Mutual Variable Life Account I	811-05006

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Robert H. Rock	Date: April 12, 2022
Robert H. Rock
Trustee

THE PENN MUTUAL LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that James S. Hunt, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint David O’Malley and Victoria M. Robinson, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, any and all instruments or documents to be filed as part of or in connection with or in any way related to the Registration Statements and any and all Amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering of variable annuity contracts funded through the separate accounts listed below, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Separate Account Name	SEC Investment Company File No.
Penn Mutual Variable Annuity Account III	811-03457
Penn Mutual Variable Life Account I	811-05006

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ James S. Hunt	Date: April 12, 2022
James S. Hunt
Trustee

THE PENN MUTUAL LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that William C. Goings, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint David O’Malley and Victoria M. Robinson, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, any and all instruments or documents to be filed as part of or in connection with or in any way related to the Registration Statements and any and all Amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering of variable annuity contracts funded through the separate accounts listed below, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Separate Account Name	SEC Investment Company File No.
Penn Mutual Variable Annuity Account III	811-03457
Penn Mutual Variable Life Account I	811-05006

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ William C. Goings	Date: April 12, 2022
William C. Goings
Trustee

THE PENN MUTUAL LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Gerard P. Cuddy, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint David O’Malley and Victoria M. Robinson, and each of them severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for him and in his name, place and stead, any and all instruments or documents to be filed as part of or in connection with or in any way related to the Registration Statements and any and all Amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering of variable annuity contracts funded through the separate accounts listed below, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Separate Account Name	SEC Investment Company File No.
Penn Mutual Variable Annuity Account III	811-03457
Penn Mutual Variable Life Account I	811-05006

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Gerard P. Cuddy	Date: April 12, 2022
Gerard P. Cuddy
Trustee

THE PENN MUTUAL LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Charisse R. Lillie, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint David O’Malley and Victoria M. Robinson, and each of them severally, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for her and in her name, place and stead, any and all instruments or documents to be filed as part of or in connection with or in any way related to the Registration Statements and any and all Amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering of variable annuity contracts funded through the separate accounts listed below, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Separate Account Name	SEC Investment Company File No.
Penn Mutual Variable Annuity Account III	811-03457
Penn Mutual Variable Life Account I	811-05006

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.

/s/ Charisse R. Lillie	Date: April 12, 2022
Charisse R. Lillie
Trustee

THE PENN MUTUAL LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Eileen C. McDonnell, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint David O’Malley and Victoria M. Robinson, and each of them severally, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for her and in her name, place and stead, any and all instruments or documents to be filed as part of or in connection with or in any way related to the Registration Statements and any and all Amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering of variable annuity contracts funded through the separate accounts listed below, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Separate Account Name	SEC Investment Company File No.
Penn Mutual Variable Annuity Account III	811-03457
Penn Mutual Variable Life Account I	811-05006

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.

/s/ Eileen C. McDonnell	Date: April 12, 2022
Eileen C. McDonnell
Trustee

THE PENN MUTUAL LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Helen P. Pudlin, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint David O’Malley and Victoria M. Robinson, and each of them severally, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for her and in her name, place and stead, any and all instruments or documents to be filed as part of or in connection with or in any way related to the Registration Statements and any and all Amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering of variable annuity contracts funded through the separate accounts listed below, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Separate Account Name	SEC Investment Company File No.
Penn Mutual Variable Annuity Account III	811-03457
Penn Mutual Variable Life Account I	811-05006

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.

/s/ Helen P. Pudlin	Date: April 12, 2022
Helen P. Pudlin
Trustee

THE PENN MUTUAL LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Susan D. Waring, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint David O’Malley and Victoria M. Robinson, and each of them severally, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for her and in her name, place and stead, any and all instruments or documents to be filed as part of or in connection with or in any way related to the Registration Statements and any and all Amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering of variable annuity contracts funded through the separate accounts listed below, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Separate Account Name	SEC Investment Company File No.
Penn Mutual Variable Annuity Account III	811-03457
Penn Mutual Variable Life Account I	811-05006

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.

/s/ Susan D. Waring	Date: April 12, 2022
Susan D. Waring
Trustee

THE PENN MUTUAL LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that Carol J. Johnson, member of the Board of Trustees of The Penn Mutual Life Insurance Company, does hereby constitute and appoint David O’Malley and Victoria M. Robinson, and each of them severally, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign for her and in her name, place and stead, any and all instruments or documents to be filed as part of or in connection with or in any way related to the Registration Statements and any and all Amendments thereto under the Securities Act of 1933 and the Investment Company Act of 1940, relating to the offering of variable annuity contracts funded through the separate accounts listed below, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Separate Account Name	SEC Investment Company File No.
Penn Mutual Variable Annuity Account III	811-03457
Penn Mutual Variable Life Account I	811-05006

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.

/s/ Carol J. Johnson	Date: April 12, 2022
Carol J. Johnson
Trustee